SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                      October 19, 2004 (October 13, 2004)
               ------------------------------------------------
               Date of Report (Date of earliest event reported)


                                RCN Corporation
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            (Exact name of Registrant as specified in its charter)


          Delaware                     0-22825               22-3498533
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(State or other jurisdiction     (Commission File No.)      (IRS Employer
  of Incorporation)                                      Identification Number)


                              105 Carnegie Center
                           Princeton, NJ 08540-6215
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         (Address of principal executive offices, including zip code)


                                (609) 734-3700
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             (Registrant's telephone number, including area code)


                                Not Applicable
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         (Former name or former address, if changed since last report)


[  ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.   Other Events

         On October 13, 2004, the Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") entered an order approving the disclosure statement (the "Disclosure Statement") of RCN Corporation ("RCN" or the "Company") and certain of its subsidiaries who have filed voluntary petitions for reorganization under chapter 11 of Title 11 of the United States Code, Case No. 04-13638 (RDD) (collectively the "Debtors"). In addition, on October 13, 2004, the Bankruptcy Court entered an order approving the Debtors' solicitation procedures motion which authorizes the Debtors to solicit votes pursuant to the Disclosure Statement from certain creditors and interest holders to approve the Debtors' plan of reorganization (the "Plan"). The Bankruptcy Court has scheduled a hearing on confirmation of the Plan for December 8, 2004 at 10:00 a.m. A copy of the Disclosure Statement is attached hereto as Exhibit 2.1. Exhibit D of the Disclosure Schedule includes certain non-GAAP financial measures. A reconciliation of those measures to the most directly comparable GAAP measures is attached hereto as Exhibit 99.1.

         This Report on Form 8-K and its exhibits are not intended to be, nor should they be construed as, a solicitation for a vote on the Plan. RCN will emerge from Chapter 11 if and when the Plan receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.

Cautionary Statement About Forward-Looking Statements

         Some of the statements made by RCN in this filing and the exhibits are forward-looking in nature. Actual results may differ materially from those projected in forward-looking statements as a result of a number of factors. The Company believes that the primary factors include, but are not limited to, the ability to successfully complete a financial restructuring on a consensual basis with some or all of the Company's relevant constituents or otherwise successfully to reorganize, availability of financing, ability to obtain regulatory approvals, uncertainty relating to economic conditions, ability to attract and retain qualified management and other personnel, changes in government and regulatory policies, pricing and availability of equipment, materials, inventory and programming, the Company's ability to meet the requirements in its franchise agreements, the number of potential customers in a target market, the completion of acquisitions or divestitures, acceptance of the Company's services, development and implementation of business support systems for provisioning and billing, the availability and success of strategic alliances or relationships, ability to overcome significant operating losses, ability to reduce overhead costs, ability to develop and penetrate existing and new markets, technological developments and changes in the industry, changes in the competitive environment in which the Company operates, the Company's ability to produce sufficient cash flow and to adequately identify and disclose material information in future filings with the SEC. Additional information concerning these and other important factors can be found in the Company's filings with the SEC. Statements in this filing and the exhibits should be evaluated in light of these important factors.


Item 9.01.   Financial Statements and Exhibits.

         (a) Exhibits

             Exhibit 2.1 Disclosure Statement with Respect to the Joint Plan of Reorganization of RCN Corporation and Certain Subsidiaries, dated October 12, 2004

             Exhibit 99.1     Reconciliation of non-GAAP financial measures




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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RCN Corporation


                                           By:  /s/ Deborah M. Royster
                                                ------------------------------
                                           Name:   Deborah M. Royster
                                           Title:  Senior Vice President,
                                                   General Counsel and
                                                   Corporate Secretary

Date:  October 19, 2004


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                                 EXHIBIT INDEX

Exhibit
  No.

Exhibit 2.1 Disclosure Statement with Respect to the Joint Plan of Reorganization of RCN Corporation and Certain Subsidiaries, dated October 12, 2004

Exhibit 99.1      Reconciliation of non-GAAP financial measures